SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005


                             Kleenair Systems, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



Nevada                                                                87-0431043
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

27121 Aliso Creek Road                                                    92656
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Aliso Creek, California                                              (Zip Code)
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(Address of principal executive offices)

                                 (949) 831-1045
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


[__] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR   230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-02(b) under the Exchange Act (17 CFR 240.14d-2(b)

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b)



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        This Current Report on Form 8-K of Kleenair Systems, Inc., ("KAIR") is filed on September 2, 2005. On August 31, 2005, KAIR and Innovay, Inc. ("Innovay") executed an Asset Purchase Agreement and Plan of Reorganization (the "Agreement"). Subject to the terms and conditions of the Agreement, the Agreement provides for KAIR to acquire the skin care and pharmaceutical business of Innovay for shares of Series A Preferred Stock convertible into 18,983,976 shares of common stock of KAIR, subject to certain adjustments which will substantially increase shareholdings of Innovay's shareholders. The Agreement has been approved by the Board of Directors of KAIR, and is subject to customary closing conditions, including but not limited to the receipt of requisite regulatory approvals. The Transaction is to close upon completion of amending the Articles of Incorporation to change to name of the Company to MIGAMI, Inc. Innovay has licenses to distribute skin care products in China, Japan and Korea and an advanced state of the art delivery system for drugs in Korea and the United States. Lionel Simons and Lester Berriman will resign on closing as officers and directors, and will appoint nominees of Innovay to the Board of Directors effecting a change of control.

         The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 10.01 to this report and is incorporated herein by reference. The Agreement included as Exhibit 10.01 contains representations warranties that KAIR and Innovay make to each other, subject to important qualifications and limitations agreed to by KAIR and Innovay in connection with negotiating the terms of the Agreement, and may have been included in the Agreement for the purpose of allocating risk between KAIR and Innovay rather than establishing matters as facts. The Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, not to provide investors with any other factual information the parties or their respective businesses. The Agreement should not be read alone, but should instead by read in conjunction with the other information regarding the companies and the transaction that may be contained in, or incorporated by reference into, the Form 10-K, Forms 10-Q and other filings that KAIR makes with the Securities and Exchange Commission.

ITEM 2.02 A copy of the press release issued by KAIR announcing the Agreement is included herewith.

(c) EXHIBIT NO. 10.01 DESCRIPTION
Asset Purchase Agreement and Plan of Reorganization between Kleenair Systems, Inc. and Innovay, Inc., dated as of August 31, 2005.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


September 2, 2005                            Kleenair Systems, Inc.



                                             By: /s/ Lionel Simons
                                                 -----------------------------
                                                 Lionel Simons, President,
                                                 Secretary and Principal
                                                 Financial Officer